UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  October 17, 2001
                                           -----------------


                             American River Holdings
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             (Exact name of registrant as specified in its chapter)



        California                      0-31525                68-0352144
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(State or other jurisdiction          (Commission            (IRS Employer
     Of incorporation)                File Number)         Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California          95815
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (916) 565-6100
                                                     --------------------


Page 1 of 6 Pages
The Index to Exhibits is on Page 3
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Item 5. Other Events.

         Registrant issued a press release October 17, 2001 announcing third quarter and year-to-date 2001 financial results. The foregoing description is qualified by reference to the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

        (99.1)   Press release dated October 17, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER HOLDINGS


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer


October 17, 2001



Page 2 of 6 Pages

                                INDEX TO EXHIBITS


Exhibit No.               Description                                    Page

  99.1                    Press release of American River                 4
                          Holdings dated October 17, 2001




Page 3 of 6 Pages